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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 7, 2002


                          FLAG TELECOM HOLDINGS LIMITED
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           BERMUDA                    000-29207                    N/A
----------------------------  ------------------------   -----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                 Identification Number)


              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON HM12, BERMUDA
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               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
                    -----------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

                  On 7 March 2002, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing that the Company has retained both Credit Suisse First Boston and The Blackstone Group as strategic and financial advisors of the Company.

                  This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

                  Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)               Exhibits

Exhibit No.       Description
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99.1              Press Release dated 7 March 2002  of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FLAG TELECOM HOLDINGS LIMITED



                             By:      /s/ Kees Van Ophem
                                      ------------------------------------
                                      Name:  Kees van Ophem
                                      Title: General Counsel and Secretary


Dated:  11 March 2002

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated 7 March 2002 of the Company.